UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2007
LIGHTING SCIENCE GROUP CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-20354 (Commission File Number)	23-2596710 (IRS Employer Identification No.)
2100 McKinney Avenue, Suite 1555, Dallas, Texas 75201 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 382-3630
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On March 9, 2007, Lighting Science Group Corporation, a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the purchasers identified on the signature pages thereto (the “Purchasers”) for the private placement of the Company’s common stock, par value $0.001 per share (“Common Stock”), pursuant to which the Purchasers have agreed to purchase, for an aggregate purchase price of $4 million, 13,333,333 shares of Common Stock (the “Offering Shares”) at $0.30 per share and warrants (the “A Warrants”) exercisable into 10,000,000 shares of Common Stock (the “Underlying Shares”) at an exercise price of $0.35 per share. In addition, the Purchasers received warrants (the “B Warrants”) to participate in the purchase of up to an additional 13,333,333 shares of Common Stock at $0.30 per share and additional warrants (the “Additional Warrants”) to purchase up to 10,000,000 shares of Common Stock at an exercise price of $0.35 per share. The A Warrants and Additional Warrants would expire on the fifth anniversary of the date of grant, and the B Warrants would expire on the 90th trading day following the effective date of the Registration Statement (defined below). The cash proceeds from the offering are expected to be used for working capital and other general corporate purposes.

The offer and sale of the Offering Shares, A Warrants, and B Warrants by the Company to the Purchasers have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “Commission”) or an applicable exemption from the registration requirements. The Securities Purchase Agreement provides that the Company will file a registration statement (the “Registration Statement”) with the Commission covering the resale of the Offering Shares and the Underlying Shares within 45 days after the closing date and use commercially reasonable efforts to have the Registration Statement declared effective within 120 days after the closing. Canaccord Adams Inc. (“Canaccord”) acted as the exclusive placement agent for the private placement, and the Company has agreed to pay a fee to Canaccord equal to 9% of the gross proceeds raised.

On March 7, 2007, the Company and Robert H. Warshauer, President and director of the Company, entered into a Revised Employment Agreement (the “Amendment”), which amended Mr. Warshauer’s Employment Agreement dated March 7, 2006. Pursuant to the Amendment, Mr. Warshauer resigned from his position as President of the Company and as a member of the Board of Directors of the Company, effective as of the closing of the private placement contemplated by the Securities Purchase Agreement. Additionally, Mr. Warshauer will continue to serve as an employee of the Company until December 31, 2007 and will retain full health and medical benefits and 1,333,333 fully vested stock options, which will remain exercisable for three months following term of the Amendment.

This Form 8-K, including the foregoing descriptions of the terms and conditions of the (a) Securities Purchase Agreement, (b) A Warrants, (c) B Warrants, (d) Additional Warrants, and (d) Amendment, is qualified in its entirety by reference to the (i) Securities Purchase Agreement, (ii) form of Warrant A, (iii) form of Warrant B, (iv) form of Warrant and (v) revised Employment Agreement, which are furnished as Exhibit 10.1, 10.2, 10.3, 10.4 and 10.5 hereto, respectively, and incorporated herein by reference. See also Items 3.02 and 9.01 of this report. The information in Items 3.02 and 9.01 of this report is incorporated in this Item 1.01 by reference.

Item 1.02 Termination of a Material Definitive Agreement

Effective as of the closing of the private placement contemplated by the Securities Purchase Agreement, J. Michael Poss, Executive Vice President - Legal of the Company, resigned and terminated his employment agreement with the Company. Mr. Poss has agreed to continue to serve as Secretary and as a consultant for the Company.

See also Item 5.02 of this report. The information in Item 5.02 of this report is incorporated in this Item 1.02 by reference.

Item 3.02 Unregistered Sale of Equity Securities

As disclosed in Item 1.01 above, on March 9, 2007, the Company entered into a Securities Purchase Agreement with the Purchasers pursuant to which the Purchasers have agreed to purchase the Offering Shares, A Warrants and B Warrants for an aggregate purchase price of $4 million. The offer and sale of the Offering Shares, A Warrants, and B Warrants is being made pursuant to Rule 506 promulgated pursuant to the Securities Act since each of the Purchasers is an “accredited investor” as defined by Rule 501 promulgated pursuant to the Securities Act.

This Form 8-K is qualified in its entirety by reference to the (i) Securities Purchase Agreement, (ii) form of Warrant A, and (iii) form of Warrant B, which are furnished as Exhibit 10.1, 10.2 and 10.3 hereto, respectively, and incorporated herein by reference. See also Items 1.01 and 9.01 of this report. The information in Items 1.01 and 9.01 of this report is incorporated in this Item 1.01 by reference.

Item 5.02 Departure of Directors or Certain Officers

Effective as of the closing of the private placement contemplated by the Securities Purchase Agreement, J. Michael Poss resigned from his position as Executive Vice President - Legal of the Company. Pursuant to the Amendment, Robert H. Warshauer resigned from his position as President of the Company and as a member of the Board of Directors, effective as of the closing of the private placement contemplated by the Securities Purchase Agreement. Additionally, Robert L. Woodson, III resigned from his position as a member of the Board of Directors of the Company, effective as of the closing of the private placement contemplated by the Securities Purchase Agreement.

See also Items 1.01 and 1.02 of this report. The information in Items 1.01 and 1.02 of this report is incorporated in this Item 5.02 by reference.

Item 7.01 Regulation FD Disclosure

The Company elects to disclose the information contained in the press release furnished as Exhibit 99.1 hereto through Form 8-K pursuant to Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Securities Purchase Agreement, dated as of March 9, 2007 among Lighting Science Group Corporation and the purchasers identified on the signature pages thereto.
10.2	Form of Warrant A, dated March 9, 2007.
10.3	Form of Warrant B, dated March 9, 2007.
10.4	Form of Warrant, dated __________, 2007.
10.5	Revised Employment Agreement, dated as of March 7, 2007 by and between Lighting Science Group Corporation and Robert Warshauer.
99.1	Press Release, dated March 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

Date: March 12, 2007           By: __/s/ Ronald E. Lusk
Name: Ronald E. Lusk
Title: Chairman of the Board and
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit
10.1	Securities Purchase Agreement, dated as of March 9, 2007 among Lighting Science Group Corporation and the purchasers identified on the signature pages thereto.
10.2	Form of Warrant A, dated March 9, 2007.
10.3	Form of Warrant B, dated March 9, 2007.
10.4	Form of Warrant, dated __________, 2007.
10.5	Revised Employment Agreement, dated as of March 7, 2007 by and between Lighting Science Group Corporation and Robert Warshauer.
99.1	Press Release, dated March 12, 2007.